FORM 8-K
                                 CURRENT REPORT
                                 (Supplemental)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 22, 2003



                              NEURO BIOSCIENCE, INC.
                              ----------------------
             (Exact Name of registrant as specified in its charter)



            Utah                     333-60362              87-0670014
            ----                     ---------              ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                    Identification No.)


                 1251 Avenue of the Americas, New York, NY 10020
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code   (212) 591-0256
                                                            --------------

                         MORTGAGE PROFESSIONALS LEAD SOURCE, INC.
                         ----------------------------------------
                         959 East Akers Way, Sandy, UT   84094
                                      (801) 942-6066
         (Former name or former address, if changed since last report.)







Certain statements in this 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding the Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so and to disclose any such projections without warranting they can be realized.


ITEM 1.  CHANGE OF CONTROL

As earlier reported on a Form 8-K, filed on or about November 14, 2002, the predecessor entity, Mortgage Professionals Lead Source, Inc. ("MPLS" or "Company"), entered into a Share Exchange Letter of Intent dated September 26, 2002 with Neuro Bioscience, Inc. ("Neuro"), a Delaware Corporation having its principal place of business in New York City, New York. The terms of this Share Exchange were set-out in more detail in the 8-K as filed on October 2, 2002 and November 14, 2002 with the Securities and Exchange Commission ("SEC"). A Definitive Agreement incorporating these terms, a copy of which is attached as an exhibit to this 8-K filing, was entered between the parties on October 15, 2002, subject to shareholder vote and ratification pursuant to a Proxy Solicitation.

In the November 14, 2002 filing, new management undertook to file consolidated financials for the two companies including the operating subsidiary of Neuro Bioscience, Inc. located in Great Britain and known as Neuro Bioscience, Ltd. This supplemental 8-K filing is being made solely for the purpose of providing the consolidated pro forma financial statements without the required audited financial statements and this filing will again be supplemented by the consolidated audited financials in the company's next regular 10-KSB filing or by a further supplemental 8-K.

All other terms and disclosures contained in the prior 8-K filings are fully incorporated herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

AUDITED HISTORICAL FINANCIAL STATEMENTS OF MPLS AND NEURO ARE NOT CURRENTLY AVAILABLE. AT SUCH TIME AS THE AUDITED FINANCIAL STATEMENTS BECOME AVAILABLE, THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS WILL BE UPDATED TO REFLECT THE AUDITED BALANCES AND THE AUDITED FINANCIAL STATEMENTS WILL BE INCLUDED IN AN AMENDED FORM 8-K OR THE 10-KSB REPORT FOR THE PERIOD ENDING SEPTEMBER 30, 2002. ANY CHANGES RESULTING FROM THE AUDIT MAY BE SUBSTANTIAL.


(i) The unaudited condensed consolidated pro forma financial statements as of December 31, 2002, for the period January 1, 2002 (date of inceptions) through September 30, 2002, and for the three months ended December 31, 2002 are attached.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NEURO BIOSCIENCE, INC.
                          F/K/A MORTGAGE PROFESSIONALS LEAD
                          SOURCE, INC.


Date: January 22, 2003        By: /s/ Alan G.R. Bowen
                              -----------------------
                              Mr. Alan G.R. Bowen
                              President/CEO




             NEURO BIOSCIENCE, INC. AND SUBSIDIARY
        FORMERLY MORTGAGE PROFESSIONALS LEAD SOURCE, INC.
               (A Development Stage Enterprise)
      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           (UNAUDITED)


On November 14, 2002, Mortgage Professionals Lead Source, Inc. (MPLS) acquired Neuro Bioscience, Inc. (Neuro), including its subsidiary Neuro Bioscience, Limited. The shareholders of Neuro exchanged their shares for 9,000,000 shares of MPLS no par restricted common stock. Since the shareholders of Neuro obtained control of the consolidated entity by holding 94% of the outstanding common stock of MPLS after the transaction, the merger was accounted for as the acquisition of MPLS by Neuro (the acquirer). Under the terms of the agreement, subsequent to the transaction, MPLS was to change its name to Neuro Bioscience, Inc. and Neuro was to change its name to Neuro Bioscience Operating Company or a reasonable derivation thereof.

The following unaudited pro forma condensed consolidated balance sheet has been prepared to present the financial position of Neuro as though its acquisition of MPLS was consummated on December 31, 2002. The following unaudited pro forma condensed consolidated statements of operations have been prepared to present the operations of the consolidated companies assuming the merger had occurred on January 1, 2002, the date of inception of Neuro Bioscience, Inc., the acquirer.

Audited historical financial statements of MPLS and Neuro are not available. At such time as the audited financial statements become available, the pro forma condensed consolidated financial statements will be updated to reflect the audited balances and the audited financial statements will be included in an amended Form 8-K. Any changes resulting from the audit could be substantial.

The pro forma financial data is presented for informational purposes only and may not be indicative of the future results of operations or the results of operations that would have been realized had these transactions taken place on the dates indicated.


                      NEURO BIOSCIENCE, INC. AND SUBSIDIARY
                FORMERLY MORTGAGE PROFESSIONALS LEAD SOURCE, INC.
                        (A Development Stage Enterprise)
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                             DECEMBER 31, 2002
                                 -----------------------------------------------------
                                   Neuro       Mortgage
                                Bioscience,  Professionals    Pro Forma    Pro Forma
                                    Inc.    Leadsource, Inc.  Adjustment    Results
                                 -----------   -----------   -----------   -----------
                                        ASSETS

 Current Assets
  Cash                           $        -    $     8,810                 $     8,810
  Other current assets                    -              -                           -
                                 -----------   -----------   -----------   -----------

  Total Assets                   $        -    $     8,810    $        -   $     8,810
                                 ===========   ===========   ===========   ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

 Current Liabilities
  Accounts payable               $ 1,256,084   $     6,991                 $ 1,263,075
  Accrued expenses                       757             -                         757
                                 -----------   -----------   -----------   -----------
  Total Current Liabilities        1,256,841         6,991                   1,263,832
                                 -----------   -----------   -----------   -----------

 Stockholders Equity (Deficit)
  Common stock                         5,081       126,592 (A)                 131,673
  Deficit accumulated during
   the development stage          (1,208,691)     (124,773)                 (1,333,464)
  Accumluated other comprhensive
   income/loss                       (53,231)            -                     (53,231)
                                 -----------   -----------   -----------   -----------
  Total Stockholders' Equity
   (Deficit)                      (1,256,841)        1,819                  (1,255,022)
                                 -----------   -----------   -----------   -----------

 Total Liabilities and
 Stockholders' Equity (Deficit)  $         -   $     8,810   $         -   $     8,810
                                 ===========   ===========   ===========   ===========



                   NOTES TO PRO FORMA CONDENSED CONSOLDATATED
                            BALANCE SHEET (UNAUDITED)

A - Reflects the issuance of 9,000,000 shares of common stock of Mortgage Professionals Lead Source, Inc. to the shareholders of Neuro Bioscience, Inc. For accounting purposes, Neuro Bioscience, Inc. is considered the acquiring enterprise. Since there was no market for the MPLS common stock at the date of merger, the fair value of the net assets of MPLS is considered the fair value of the 619,000 shares of MPLS outstanding at that date. There were 9,619,000 shares of MPLS no par common stock issued and outstanding after the reorganization.


                      NEURO BIOSCIENCE, INC. AND SUBSIDIARY
                FORMERLY MORTGAGE PROFESSIONALS LEAD SOURCE, INC.
                        (A Development Stage Enterprise)
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                  FOR THE PERIOD JANUARY 1, 2002 (Date of Inception)
                                           THROUGH SEPTEMBER 30, 2002
                                 -------------------------------------------------------
                                   Neuro       Mortgage
                                 Bioscience, Professionals     Pro Forma    Pro Forma
                                    Inc.    Leadsource, Inc.   Adjustment    Results
                                 -----------   -----------    -----------   -----------

 Revenue                         $         -   $       300                  $       300

 Research and development            672,077             -                      672,077
 General and administrative
  expenses                           330,451        55,647                      386,098
                                 -----------   -----------                  -----------
 Total operating expenses          1,002,528        55,647                    1,058,175
                                 -----------   -----------    -----------   -----------

 Net Loss                        $(1,002,528)  $   (55,347)   $         -   $(1,057,875)
                                 ===========   ===========    ===========   ===========
 Basic and Diluted Loss
  Per Share                      $     (0.20)  $     (0.09)                 $     (0.11)
                                 ===========   ===========                  ===========

 Weighted-Average Common
 Shares Outstanding                5,080,543       619,000 (A)  3,919,457     9,619,000
                                 ===========   ===========    ===========   ===========



                                      FOR THE THREE MONTHS ENDED DECEMBER 31, 2002
                                 ------------------------------------------------------
                                   Neuro       Mortgage
                                 Bioscience, Professionals   Pro Forma      Pro Forma
                                    Inc.    Leadsource, Inc. Adjustment      Results
                                 -----------   -----------   -----------   -----------


 Revenue                         $         -   $         -                 $         -

 Research and development            156,104             -                      156,104
 General and administrative
  exenses                             44,979        19,640                       64,619
                                 -----------   -----------                  -----------
 Total operating expenses            201,083        19,640                      220,723
                                 -----------   -----------    -----------   -----------

 Net Loss                        $  (201,083)  $   (19,640)   $       -     $  (220,723)
                                 ===========   ===========    ===========   ===========
 Basic and Diluted Loss
  Per Share                      $     (0.04)  $     (0.03)                 $     (0.02)
                                 ===========   ===========                  ===========

 Weighted-Average Common
 Shares Outstanding                5,080,543       619,000 (A)  3,919,457     9,619,000
                                 ===========   ===========    ===========   ===========




                   NOTES TO PRO FORMA CONDENSED CONSOLDATATED
                      STATEMENTS OF OPERATIONS (UNAUDITED)


A - On November 14, 2002, Mortgage Professionals Lead Source, Inc. acquired Neuro Bioscience, Inc. The shareholders of Neuro Bioscience, Inc. exchanged their shares for 9,000,000 shares of Mortgage Professionals Lead Source, Inc. no par restricted common stock. These shares have been treated as having been outstanding from January 1, 2002 for the purposes of the pro forma statements of operations.